UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                AMENDMENT NO.1 TO
                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Event Requiring Report: December 31, 2002
                                               ------------------


                           FAR EAST ENERGY CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)


                                     Nevada
                                    --------
         (State or other jurisdiction of incorporation or organization)

             0-32455                                   88-0459590
             -------                                   ----------
     (Commission File Number)            (IRS Employer Identification Number)


        400 N. Sam Houston Parkway East, Suite 205, Houston, Texas 77060
        ----------------------------------------------------------------
                    (Address of principal executive offices)


                                 (713) 586-1900
                                 --------------
              (Registrant's telephone number, including area code)

Item 2. Acquisition or Disposition of Assets.

      On December 31, 2002, Far East Energy Corporation (the "Company") acquired a significant amount of assets when its wholly owned subsidiary, Far East Montana, Inc., executed a Plan of Merger ("Agreement") with Newark Valley Oil & Gas, Inc., a Nevada corporation ("Newark") wholly owned by North American Oil and Gas, Inc. ("North American"). Newark will survive the merger and become a wholly owned subsidiary of the Company. Pursuant to the Agreement, in exchange for one hundred percent (100%) of the outstanding equity of Newark, the Company will issue 1,600,000 restricted shares of its common stock and pay $600,000 to North American in the following installments:

        a. One Hundred Thousand dollars ($100,000) payable to North American at closing, which is expected to occur within thirty (30) days from the date of the execution of the Agreement ("Closing");

        b. Two Hundred Thousand dollars ($200,000) payable five (5) months after Closing; and

        c. Three Hundred Thousand dollars ($300,000) payable twelve (12) months after Closing.

      The amount of consideration to be given and received under the Agreement was determined after negotiation between the Company and North American.

      As a result of the Agreement, the Company acquired certain undeveloped oil, gas and mineral rights and interests in approximately 147,535.10 net acres located in the eastern portion of the state of Montana. Of the total net acres, approximately 134,530.16 acres constitute federal leases, approximately 5,141.80 acres constitute state of Montana leases, and approximately 7,863.14 acres constitute freehold leases.

Item 7.           Financial Statements and Exhibits

        (a) Providing the required financial statements and the pro forma financial information associated with Item 2 above is impracticable for the Company at this time. The financial statements and the pro forma financial information will be filed by an amendment to this Form 8-K report no later than 60 days after the date this report must be filed.
        (b) The Exhibit Index preceding the exhibit is located on page 4 and incorporated herein by reference.

                                   SIGNATURES

      Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 23rd day of December 2003.


                                      Far East Energy Corporation


                                      By: /s/ Michael R. McElwrath
                                      ------------------------------------------
                                      Michael R. McElwrath, Chief Executive
                                      Officer, President and Chairman of the
                                      Board

                                  EXHIBIT INDEX

Exhibit No.       Page       Description of Exhibit
-----------      ------      --------------------------------
      2            *          December 31, 2002 Plan of Merger Between Far East
                              Montana, Inc., Far East Energy Corporation, Newark
                              Valley Oil & Gas Inc. and North American Oil & Gas
                              Inc.

      2.1         5           Exhibit 1.3 to Plan of Merger -Piggy Back
                              Registration Rights

      2.2         8           Exhibit 2.1(a) to Plan of Merger -Assets of Newark
                              Valley Oil & Gas Inc.

      2.3         **          Exhibit 2.1(b) to Plan of Merger - Valley &
                              Phillips Company Montana Lease Map of the Oil and
                              Gas Leases

      2.4         11          Exhibit 2.2 to Plan of Merger - Liabilities of
                              Newark Valley Oil & Gas Inc.

      2.5         12          Exhibit 5.1(c) to Plan of Merger -Closing Opinion
                              of Dill Dill Carr Stonbraker & Hutchings P.C.

      2.6         18          Exhibit 5.2(c) to Plan of Merger - Closing Opinion
                              of Woltjen Law Firm

* Previously filed as indicated and incorporated herein by reference from the referenced filings previously made by the Company.

** The Company has requested a hardship exemption for an exhibit to Exhibit 2.3 of this report, specifically relating to the map of oil and gas leases.

                                                                     EXHIBIT 2.1

                                   EXHIBIT 1.3
                         PIGGY BACK REGISTRATION RIGHTS

        (a) Right to Piggyback. In the event Far East proposes to register any of its securities under the 1933 Act (other than a registration on Form S-4 or S-8 or such replacement form) within twelve (12) months of the date of Closing, and the registration form to be used may be used for the registration of any of the Far East Equity tendered to North American pursuant to this Agreement (a "Piggyback Registration"), Far East will give prompt written notice to North American and will include in such Piggy back Registration, subject to the allocation provisions below, Eight Hundred Thousand (800,000) shares of the Far East Equity ("Registrable Securities") with respect to which Far East has received written requests for inclusion within fifteen (15) days after Far East's mailing if such notice.

        (b) Piggyback Expenses. In all Piggyback Registrations, Far East will pay all of the registration expenses.

        (c) Priority on Registrations. If a Piggyback Registration is initiated as an underwritten primary or secondary registration on behalf of Far East or holders of Far East's securities, and the managing underwriters advise Far East in writing that in their reasonable opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering, at a price reasonably related to fair value, Far East may limit the number of shares of the Registrable Securities included in such registration.

        (d) Selection of Underwriters. If any Piggyback Registration is underwritten, the selection of investment banker(s) and manager(s) and the other decisions regarding the underwriting arrangements for the offering will be made solely by Far East.

        (e) Registration Procedures. Whenever North American has requested that any of the Registrable Securities be registered pursuant to Section 1.3 of the Plan of Merger, Far East will, as expeditiously as possible:

            (i) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective as promptly as practical;

            (ii) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 90 days;

            (iii) furnish to North American a copy of such registration statement, each amendment and supplement thereto and the prospectus included in such registration statement (including each preliminary prospectus and any term sheet associated therewith), and such other documents as North American may reasonably request in order to facilitate the disposition of the Registrable Securities;

            (iv) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such states as the managing underwriter(s) may reasonably request;

            (v) notify North American at any time when a prospectus relating thereto is required to be delivered under the 1933 Act within the period that Far East is required to keep the registration statement effective of the happening of any event as a result of which the prospectus included in such registration statement, together with any associated term sheet, contains an untrue statement of a material fact or omits any fact necessary to make the statement therein not misleading, and at the request of North American, Far East will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to North American, such prospectus will not contain any untrue statement of a material fact or omit to state any fact necessary to make the statement therein not misleading;

            (vi) cause all such shares of Registrable Securities to be listed or included on each national securities exchange, if any, or on the NASDAQ Stock Market, on which the other outstanding shares of common stock of Far East are then listed;

            (vii) provide a transfer agent and registrar for all such shares of the Registrable Securities not later than the effective date of such registration statement;

            (vii) enter into such customary agreements (including an underwriting agreement in customary form) and take such other customary actions as may be reasonably necessary to expedite or facilitate the disposition of such Registrable Securities;

            (ix) obtain a "comfort" letter addressed to Far East from its independent public accountants in customary form and covering such matters of the type customarily covered by "comfort" letters; and

            (x) make available for inspection by North American, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by North American, or any underwriter, all financial and other records, pertinent corporate documents and properties of Far East, and cause Far East's officers, directors and employees to supply all information reasonably requested by North American or any such underwriter, attorney, accountant or agent in connection with such registration statement.

      (f) North American may not participate in any underwritten registration hereunder unless it (i) agrees to sell its securities on the basis provided in any underwriting arrangements approved by Far East, and (ii) completes and executes in a timely manner all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

                                                                     EXHIBIT 2.2

                                 EXHIBIT 2.1(a)
                    ASSETS OF NEWARK VALLEY OIL AND GAS, INC.

      Subject to the terms and conditions of the Exchange Agreement, American Oil and Gas, Inc. shall sell, and shall cause Newark Valley Oil and Gas, Inc. to sell, to Far East Energy Corporation, with warranty of title, all of American's and Newark's right, title and interest in the following assets (collectively, the "Assets"):

      (a) all rights and interests of any kind in leases and lands owned by Newark;

      (b) all units, prospects and fields together with all of the oil, gas and other mineral leases that cover and affect the land described in Exhibits A and B, including, but not limited to, working interests, overriding royalty interests, royalty interests, reversionary interests, net profit interests, net revenue interests, fee mineral estate interests and any other interests of a similar nature with respect to the oil, gas and other mineral leases referenced on Exhibits A and B (it being the intent of the parties that Far East receive all of American's and Newark's ownership in such leasehold interests even though American's and Newark's interest in such units, prospects and fields and oil and gas and other mineral leases may be incorrectly described on or inadvertently omitted from Exhibits A and B) (the "Leasehold Interests");

      (c) all producing and non-producing wells, saltwater disposal wells, other wells or other oil and gas properties located on or attributable to the Leasehold Interests;

      (c) any and all equipment and facilities permanently located on the lands described in Exhibits A and B or lands pooled or unitized therewith including, but not limited to, pumps, surface and subsurface well equipment, gas plants, lines and facilities, sulfur recovery facilities, compressors, compressor stations, dehydration facilities, treating facilities, gathering lines, flow lines, valves, meters, separators, tanks, tank batteries, and other fixtures;

      (d) the gas, oil, condensate and natural gas liquids produced after the Effective Date, including line fill below the pipeline connections as of the Effective Date attributable to the Leasehold Interests;

      (e) all contracts and agreements concerning the properties described in Exhibits A and B including, but not limited to, unit agreements, pooling agreements, areas of mutual interest agreements, farmout agreements, farmin agreements, saltwater disposal agreements, water injection agreements, line well injection agreements, road use agreements, drilling contracts, operating agreements, well service contracts, production sales contracts, gas contracts, gas balancing agreements, storage or warehouse agreements, supplier contracts, service contracts, construction agreements, division orders and transfer orders, insofar as and only insofar as they relate to the interests and properties described in Exhibits A and B ("Contract Rights");

      (f) all surface use agreements, easements, rights of way, licenses, authorizations, permits, and similar rights and interests applicable to, or used in connection with, any or all of the interests and properties described in Exhibits A and B ("Surface Access Agreements");

      (g) the Lease Agreements;

      (h) the net cash proceeds, if any, actually received by American and Newark (with respect to any claim respecting an event which occurred between the Effective Date and the Closing Date) under any policy or agreement of insurance or indemnity in favor of American or Newark covering such claim; and

      (i) any right to use the "Newark" name, marks, trade dress or insignia, and all of Newark's intellectual property, including, but not limited to patents, trade secrets and copyrights other than intellectual property included in the Assets;

      (j) all amounts due or payable to American or Newark as adjustments or refunds under any contracts affecting the Assets and accruing for all periods of time after the Effective Date, specifically including, without limitation, amounts recoverable from audits under operating agreements;

      (k) all rights, titles, claims and interests of American and Newark accruing after the Effective Date to or under any policy or agreement of insurance or indemnity, any bond, or to any insurance proceeds or awards; and any employment, consulting, office lease or accounting service contracts; and

      (l) all geophysical, geological and seismic data, surveys, analysis and similar data or information, and all rights therein.

                                                                     EXHIBIT 2.3

                                 EXHIBIT 2.1 (b)
      Valley & Phillips Company Montana Lease Map of the Oil and Gas Leases

* The Company has requested a hardship exemption for an exhibit to Exhibit 2.3 of this report, specifically relating to the map of oil and gas leases.

                                                                     EXHIBIT 2.4

                                   EXHIBIT 2.2
                 LIABILITIES OF NEWARK VALLEY OIL AND GAS, INC.


   The liabilities of Newark Valley Oil & Gas Inc. ("Newark") are as follows:

   (a) $375,000 payable in the following installments to Gulf Coast Oil and Gas Company and Howard Spear ("Gulf Coast") pursuant to an Offer to Purchase executed by and between Newark and Gulf Coast on December 18, 2001, and amended by and between Newark and Gulf Coast on December 18, 2002, as follows:

        (i)   $50,000 payable on January 28, 2003;
        (ii)  $62,500 payable on April 28, 2003;
        (iii) $62,500 payable on June 28, 2003; and
        (iv)  $200,000 payable on January 28, 2004.

                                                                     EXHIBIT 2.5


                                 Exhibit 5.1(c)


January 10, 2003

Far East Montana, Inc.
400 N. Sam Houston Parkway East
Suite 205
Houston, Texas 77060

Far East Energy Corporation
400 N. Sam Houston Parkway East
Suite 205
Houston, Texas 77060

        Re: Plan of Merger by and among Far East Montana, Inc. ("FEM"), Far East
            Energy Corporation ("Far East"), Newark Valley Oil & Gas Inc. ("Newark") and North American Oil & Gas Inc. ("North American").

Gentlepersons,

We have acted as counsel to Newark, a corporation formed under the laws of the State of Nevada, and North American, a corporation formed under the laws of the State of Nevada, in connection with the Plan of Merger, dated December 31, 2002, by and among FEM, Far East, Newark and North American (the "Plan of Merger") and the consummation of the transactions contemplated thereby. Capitalized terms used herein without definition have the respective meanings assigned to them in the Plan of Merger.

In connection with and as the basis for these opinions, we have examined an original or copy, certified or otherwise identified to us, of the Plan of Merger, Articles of Merger (the Plan of Merger and Articles of Merger are hereinafter referred to as the "Documents"), Newark's Articles of Incorporation, Newark's bylaws, Consent to Action by the Board of Directors of Newark dated January 6, 2003, North American's Articles of Incorporation, as amended, North American's bylaws, as amended, the Consent to Action by the Board of Directors of North American dated January 6, 2003, and the Consent to Action by the Sole Shareholder of Newark dated January 6, 2003.

We have examined, relied upon, and assumed the accuracy, where appropriate, of the representations and warranties of the Newark and North American and the other parties thereto contained in the Plan of Merger as to the matters of fact therein represented. As to certain questions of fact material to the opinions contained herein, we have, when appropriate, relied upon the representations of each party made in, and in connection with, the Plan of Merger and certificates or statements of public officials and officers and agents of Newark and/or North

American, and we have assumed that any certificates or statements of public officials dated earlier than the date hereof are accurate on the date hereof as if made on and as of such date.

In our examination of all of the documents described above, we have assumed the genuineness of all signatures of all parties, the authenticity of all documents submitted to us as originals and the conformity to authentic originals of all documents submitted to us as copies.

In addition, we have assumed that the representations and warranties made by FEM and Far East in the Plan of Merger are true. We have also assumed that FEM and Far East have received all of the documents they were required to receive in accordance with the Plan of Merger.

Based upon and subject to the foregoing and the qualifications, limitations and assumptions set forth herein, it is our opinion that:

1. Newark is a corporation duly incorporated and existing under the laws of the State of Nevada and duly qualified to conduct business in every state in which it operates, except where the failure to be so qualified would not have a material adverse effect on Newark. Newark possesses the requisite corporate power and authority to carry on its business as currently conducted, to own its properties, to deliver and perform the Documents and to consummate the transactions contemplated by the Documents.

2. North American is a corporation duly incorporated and existing under the laws of the State of Nevada and duly qualified to conduct business in every state in which it operates, except where the failure to be so qualified would not have a material adverse effect on North American. North American possesses the requisite corporate power and authority to carry on its business as currently conducted, to own its properties, to deliver and perform the Documents and to consummate the transactions contemplated by the Documents.

3. The execution and delivery of the Documents by Newark and the consummation by Newark of the transactions contemplated by the Documents have been duly authorized by all required director and/or shareholder action on the part of Newark. Newark has the power to enter into and to perform its obligations under the Plan of Merger and to consummate the transactions thereby contemplated.

4. The execution and delivery of the Documents by North American and the consummation by North American of the transactions contemplated by the Documents have been duly authorized by all required director and/or shareholder action on the part of North American. North American has the power to enter into and to perform its obligations under the Plan of Merger and to consummate the transactions thereby contemplated.

5. The Documents constitute the valid and binding obligations of Newark enforceable against Newark in accordance with their terms.

6. The Documents constitute the valid and binding obligations of North American enforceable against North American in accordance with their terms.

7. The signing and delivery of the Documents and the performance by Newark in accordance with the Documents will not (whether immediately or with notice, the passage of time or both) conflict with or violate Newark's Articles or bylaws.

8. The signing and delivery of the Documents and the performance by North American in accordance with the Documents will not (whether immediately or with notice, the passage of time or both) conflict with or violate North American's Articles or bylaws.

9. The execution and delivery of the Plan of Merger by Newark does not, and the performance of the terms thereof by Newark will not, conflict with or result in the breach of, default under, or creation of any lien, charge or encumbrance upon the properties of Newark, pursuant to the terms, conditions or provisions of any agreement, judgment, decree, order or decision to which Newark is a party or by which it is bound.

10. The execution and delivery of the Plan of Merger by North American does not, and the performance of the terms thereof by North American will not, conflict with or result in the breach of, default under, or creation of any lien, charge or encumbrance upon the properties of North American, pursuant to the terms, conditions or provisions of any agreement, judgment, decree, order or decision to which North American is a party or by which it is bound.

11. Except for the filing of the Articles of Merger with the Secretary of State of the State of Nevada, no consent, approval, license, permit or authorization of, or any filing with, any governmental authority or other person or entity is required to be obtained by Newark in connection with the execution, delivery and performance of the Plan of Merger or to consummate the transactions contemplated thereunder, or, if required, any such consent, approval, license, permit or authorization has been obtained or such filing made.

12. Except for the filing of the Articles of Merger with the Secretary of State of the State of Nevada, no consent, approval, license, permit or authorization of, or any filing with, any governmental authority or other person or entity is required to be obtained by North American in connection with the execution, delivery and performance of the Plan of Merger or to consummate the transactions contemplated thereunder, or, if required, any such consent, approval, license, permit or authorization has been obtained or such filing made.

13. There are no actions, suits, claims, investigations or proceedings pending or threatened in writing against Newark, at law or in equity, or before any arbitration panel or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality which, if adversely determined: (i) would question the validity of, or prevent consummation of, the transactions contemplated by the Plan of Merger; (ii) might result in any liability not adequately covered by insurance, or for which adequate reserves are not maintained; or (iii) would have a material adverse effect on the business, properties or assets or in the condition, financial or otherwise, of Newark.

14. There are no actions, suits, claims, investigations or proceedings pending or threatened in writing against North American, at law or in equity, or before any arbitration panel or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality which, if adversely determined: (i) would question the validity of, or prevent consummation of, the transactions contemplated by the Plan of Merger; (ii) might result in any liability not adequately covered by insurance, or for which adequate reserves are not maintained; or (iii) would have a material adverse effect on the business, properties or assets or in the condition, financial or otherwise, of North American.

15. Based on a review of Newark's Articles of Incorporation, Newark's authorized capital stock consists of 50,000,000 shares of common stock, $0.001 par value and 1,000,000 shares of preferred stock, $0.01 par value ("Newark Stock"). Based solely on our review of the Newark stockholder list and Newark's representations, Newark has 101,000 shares of Newark Stock issued and outstanding. All of the issued and outstanding shares of Newark Stock have been duly and validly issued, and are fully paid, non-assessable and to the best of our knowledge free of all liens, charges, preemptive or similar rights. All of the issued and outstanding shares of Newark Stock are held by North American and, to the best of our knowledge, there are no outstanding warrants or options to purchase Newark Stock.

The opinions set forth herein are subject to the following qualifications, limitations and assumptions:

        1. We have assumed (i) that the Documents constitute the legal, valid and binding obligations of the parties thereto, other than Newark and North American, enforceable in accordance with their respective terms, (ii) that the parties to the Documents, other than Newark and North American, have the requisite power and authority to enter into such agreements and to perform their respective obligations thereunder, (iii) that each of the parties to the Documents, other than Newark and North American, has duly authorized, executed and delivered the Plan of Merger, and (iv) that the actions of parties, other than Newark and North American, under the Documents are legal and will not violate any laws, statutes, rules or interpretations thereof, of any local, state or federal government or agency thereof. We have also assumed the legal capacity of all natural persons whose acts are relevant to the opinions rendered herein.

        2. We express no opinion and assume no responsibility as to the effect of, or consequences resulting from, any legislative act or other change in law occurring after the date of this letter.

        3. We express no opinion with respect to the application of the taxation laws, rules and regulations of any jurisdiction.

        4. We have made no independent investigation or inquiry as to factual matters relevant to the opinions set forth herein and have relied for such purposes on the statements of officers of Newark and North American. No inference as to our knowledge of any matters bearing on the accuracy of any such statements should be drawn from the fact of our representation of Newark and North American.

        5. Our opinions in paragraphs 5 and 6 above as to the enforceability of the Documents are subject to (i) the effect of bankruptcy, insolvency, reorganization, fraudulent conveyance, arrangement, moratorium or other similar proceedings, laws and court decisions now or hereafter in effect relating to creditors' rights generally; (ii) the availability of the remedies of specific performance or injunctive relief; and (iii) the effect of general principles of equity (whether or not such enforceability is considered in a proceeding in equity or at law) including, without limitation, an implied covenant of good faith, fair dealing and conscionability.

        6. We express no opinion on the enforceability, under certain circumstances, of provisions to the effect that failure to exercise or delay in exercising any right or remedy will not operate as a waiver of that right or remedy.

        7. We express no opinion on the enforceability, in certain circumstances, of provisions waiving broadly or vaguely stated rights, statutory or other rights representing public policy, or unknown future rights and of provisions that rights or remedies are not exclusive.

        8. We express no opinion on the enforceability of the Documents insofar as a court may not allow the parties thereto to enforce certain contractual rights and remedies if the alleged defaults are not material or the penalties sought bear no reasonable relation to the damage suffered by the aggrieved party as a result of the alleged defaults.

        9. We express no opinion as to the validity, binding effect or enforceability of (i) any indemnification provisions of the Plan of Merger to the extent such obligation to indemnify is contrary to public policy or requires an indemnification of a party for its action or inaction to the extent that such action or inaction involves gross negligence, recklessness, willful misconduct or unlawful conduct, (ii) any severability provision of the Plan of Merger or (iii) any provisions of the Plan of Merger in the nature of liquidated damages or penalties.

        10. We express no opinion as to the effect of any laws, rules or regulations relating to any patent, trademark, copyright, or communications matters.

        11. We express no opinion as to the Oil and Gas Leases (as that term is defined in the Plan of Merger) or any laws, rules or regulations relating to the Oil and Gas Leases.

        12. With regard to the opinions set forth in paragraphs 9 and 10 above, our opinions are limited to matters in which we have been specifically engaged to represent Newark or North American and our opinions specifically exclude any agreements, contracts, documents, or other instruments which have been provided to us in the course of our representation of Newark or North American, but which we were not engaged to prepare or negotiate.

With respect to the opinions set forth above, we have rendered such opinions in reliance upon (a) our actual knowledge of only those facts that are relevant to such opinion of which we have actually been made aware in the course of our representation of Newark and North American as their counsel in connection with our engagement,
(b) our review of the documents specified above, and/or (c) our inquiry of Newark and North American to ascertain the accuracy of such facts; however, we have no reason to believe that such reliance is improper. Except as set forth on page 1 hereof, in rendering such opinions, we have not undertaken an independent investigation or other examination of the records of any court, administrative tribunal or similar entity.

This opinion letter is as of the date hereof and we undertake no, and disclaim any, obligation to advise you of any changes in any matter set forth herein. The above opinions are rendered only with regard to the matters set out above. No other opinions are intended nor should they be inferred. Any factual statements included herein are not intended to be legal opinions. The opinions set forth herein are based solely upon the federal laws of the United States and the laws of the State of Colorado as currently in effect, and do not include an interpretation or statement concerning the laws of any other state or jurisdiction. Specifically, we call your attention to the fact that the Plan of Merger is stated therein to be governed by the laws of the State of Texas and that we are not admitted to practice law in the State of Texas.

The opinions expressed herein are given to you solely for your use in connection with the transactions contemplated by the Plan of Merger and may not be relied upon by, or delivered to, any other person or entity or for any other purpose without our prior written consent.

Sincerely,

/s/ Dill Dill Carr Stonbraker & Hutchings, P.C.
----------------------------------------------
DILL DILL CARR STONBRAKER & HUTCHINGS, P.C.

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



                                                                     EXHIBIT 2.6


                                 Exhibit 5.2(c)

December 31, 2002

Newark Valley Oil & Gas Inc.            North American Oil & Gas Inc.
attn: Nick DeMare, President            attn: Nick DeMare, President
1305-1090 West Georgia                  1305-1090 West Georgia
Vancouver, B.C., Canada V6E 3V7         Vancouver, B.C., Canada V6E 3V7

        Re: Plan of Merger Between Far East Montana, Inc. Far East Energy
            Corporation, Newark Valley Oil & Gas Inc. and North American Oil & Gas Inc. ("Plan of Merger")

Dear Mr. DeMare:

      We have acted as counsel for Far East Montana, Inc., a Nevada corporation, ("FEM"), and Far East Energy Corporation, a Nevada corporation, ("Far East") ( FEM and Far East are collectively sometimes referred to as the "Company") in connection with the Plan of Merger. This opinion is delivered to you pursuant to the Plan of Merger. Capitalized terms used in this opinion letter and not otherwise defined have the meanings specified in the Plan of Merger.

      For the purposes of this opinion, we have reviewed final forms of the following documents:

        (a) The Plan of Merger by and between Far East Montana, Inc. Far East Energy Corporation, Newark Valley Oil & Gas Inc. ("Newark") and North American Oil & Gas Inc. ("North American"), dated December 31, 2002, and any Exhibits and Schedules attached thereto;

        (b) The Articles of Merger between FEM and Newark dated January 9, 2003 ("Articles of Merger");

        (c) The articles of incorporation of the Company and others (the "Articles"); and

        (d)   Certificates of Good Standing for FEM and Far East.

The documents in paragraphs (a) through (d) above are referred to as the "Documents."

We have assumed:

        (i) The due authorization, signing and delivery of the Documents by Newark and North American, and the validity and binding effect of the Documents on Newark and North American;

        (ii)  The genuineness of all signatures;

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




        (iii) The legal capacity of natural persons;

        (iv) The authenticity of all documents submitted to us as originals, and the conformity to originals of all documents submitted to us by fax or as photocopies;

        (v) With regard to each party to the Documents other than the Company, the following: (i) the Documents and all other documents executed and delivered in conjunction with the transactions contemplated by the Plan of Merger do not require the consent, approval or other authorization by any person with respect to the actions of each such party, (ii) the due organization, existence and good standing of each such party, and (iii) the legal right and power of each such party under all applicable laws and regulations to perform their obligations under the Documents. We have made no investigation as to whether any other party is authorized to enter into the Documents or is otherwise authorized to do business in any state and express no opinion as to whether any such authorization is required in connection with the transactions contemplated by the Plan of Merger. We assume that if authorization is required, the other parties are so authorized;

        (vi) That no action will be taken by the Company, Newark or North American after the date hereof which would have the effect of altering the facts upon which the opinion set forth below is based; and

        (vii) That facts represented to us by Far East and FEM are true and accurate in all material respects.

      As to matters of existence and good standing, we have relied solely on certificates issued by the offices of the Nevada Secretary of State with regard to FEM and Far East and have assumed the information reflected in such certificates continues to be accurate as of the date of this letter. In addition, our opinion assumes, without independent investigation, the factual accuracy of all statements and recitals contained in the Documents, the Articles and any other documents delivered pursuant to or in connection with the consummation of the transactions contemplated by the Plan of Merger.

      Based upon and subject to the foregoing, it is our opinion that:

      1. FEM is a corporation duly organized and in good standing under the laws of the State of Nevada and, based on representations of FEM, with the requisite power to conduct its business and own and lease its properties as now conducted, owned and leased.

      2. Far East is a corporation duly organized and in good standing under the laws of the State of Nevada and, based on representations of Far East, with the requisite power to conduct its business and own and lease its properties as now conducted, owned and leased.

      3. FEM has the power to enter into and perform its obligations under the Plan of Merger and to consummate the transactions thereby contemplated.
The execution and delivery

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



by FEM of the Plan of Merger and the performance by FEM of all of its obligations thereunder have been duly authorized by all necessary organizational action. The Plan of Merger has been duly executed and delivered by FEM and obligations thereunder are valid and binding obligations of FEM, enforceable against FEM in accordance with its respective terms, subject to the qualifications expressed below.

      4. Far East has the power to enter into and perform its obligations under the Plan of Merger and to consummate the transactions thereby contemplated. The execution and delivery by Far East of the Plan of Merger and the performance by Far East of all of its obligations thereunder have been duly authorized by all necessary organizational action. The Plan of Merger has been duly executed and delivered by Far East and obligations thereunder are valid and binding obligations of Far East, enforceable against Far East in accordance with its respective terms, subject to the qualifications expressed below.

      5. The execution and delivery of the Plan of Merger by FEM does not, and the performance of the terms thereof will not, contravene any provision of existing law or regulations applicable to FEM or of FEM's articles of incorporation or bylaws.

      6. The execution and delivery of the Plan of Merger by Far East do not, and the performance of the terms thereof will not, contravene any provision of existing law or regulations applicable to Far East or of Far East's articles of incorporation or bylaws.

      7. The execution and delivery of the Plan of Merger by FEM do not, and the performance of the terms thereof by FEM will not, conflict with or result in the breach of, default under, or creation of any lien, charge or encumbrance upon the properties of FEM, pursuant to the terms, conditions or provisions of any agreement, judgment, decree, order or decision to which FEM is a party or by which it is bound.

     8. The execution and delivery of the Plan of Merger by Far East do not, and the performance of the terms thereof by Far East will not, conflict with or result in the breach of, default under, or creation of any lien, charge or encumbrance upon the properties of Far East, pursuant to the terms, conditions or provisions of any agreement, judgment, decree, order or decision to which Far East is a party or by which it is bound.

    9. No consent, approval, license, permit or authorization of, or any filing with, any governmental authority or other person or entity is required to be obtained by the Company in connection with the execution, delivery and performance of the Plan of Merger or to consummate the transactions contemplated thereunder, or, if required, any such consent, approval, license, permit or authorization has been obtained or such filing made.

    10. There are no actions, suits, claims, investigations or proceedings pending or threatened in writing against the Company at law or in equity, or before any arbitration panel or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality which, if adversely determined: (i) would question the validity of, or prevent consummation of, the transactions contemplated by the Plan of Merger; (ii) might result

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



in any liability not adequately covered by insurance, or for which adequate reserves are not maintained; or (iii) would have a materially adverse effect on the business, properties or assets or in the condition, financial or otherwise, of the Company.

    11. It will not be necessary, in connection with the execution of the Plan of Merger and the issuance of the Far East Equity thereunder to register such securities under the Securities Act of 1933, as amended (the "Securities Act").


    12. When the Far East Equity is issued in accordance with the Plan of Merger, such shares of Far East common stock will be duly authorized, validly issued, fully paid and non-assessable shares of common stock of Far East, free of all liens and charges and, to our knowledge, preemptive or similar rights.

      Our opinion is qualified to the extent that the enforceability of any of the Documents may be limited by the applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or subsequently in effect concerning the rights and remedies of creditors generally, including but not limited to Section 548 of the Federal Bankruptcy Code, the Uniform Fraudulent Transfer Act and analogous statutory and decisional law. Our opinion is likewise qualified to the extent that the enforceability of the Documents may be limited by rules of law and the exercise of judicial discretion governing specific performance, injunctive relief and other equitable remedies, by statutory or decisional law or other proceedings mandated by principles of due process or otherwise. No opinion is expressed with respect to the waiver of any right or defense or claim which by virtue of applicable law, rule or equitable principle cannot be waived.

      This opinion is limited specifically to the present internal laws of the States of Texas and the laws of the United States. No opinion is expressed regarding the law of any other jurisdiction which may apply to the subject matters of the opinions contained in this letter, whether under the principles of conflicts of law or otherwise.

      No other opinions are hereby expressed. The delivery by the undersigned to you and your acceptance of this opinion shall be subject to the terms and limitations contained herein.

      This opinion is intended solely for your use in connection with the consummation of the transactions contemplated by the Plan of Merger, and may not be filed publicly, reproduced or relied upon by anyone else without our prior written consent. We do not have and do not undertake any obligation to update or otherwise revise any opinion expressed above by reason of events or changes in law occurring after the date of this letter. This letter is an expression of our legal opinion only, and not a guaranty of the matters discussed above.

Sincerely,


/s/ Woltjen Law Firm
--------------------
Woltjen Law Firm

cc:   Far East Energy Corporation
      Far East Montana, Inc.

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